SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                                 April 12, 2004
                        ---------------------------------
                        (Date of earliest event reported)




                          DELTA PETROLEUM CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



        Colorado                    0-16203                84-1060803
       --------------              ----------          --------------------
        (State of                  Commission            (I.R.S. Employer
       Incorporation)                File No.            Identification No.)



                  Suite 1400
                  475 17th Street
                  Denver, Colorado                        80202
           -------------------------------------------------------
           (Address of principal executive offices)     (Zip Code)



      Registrant's telephone number, including area code: (303) 293-9133




                                   N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)





ITEM 5.  OTHER EVENTS.

     The following is an update of our operations as of the date of this
Report:

Fuller Reservoir Field - Fremont County Wyoming
-----------------------------------------------

     During the month of March 2004, we drilled the Fuller #9, #10 and #11 wells, and drilling is currently underway on the Fuller #15 and #16 locations. Two drilling rigs are now available to us, and our management believes this will allow drilling activities to advance at a more rapid pace.

     As was mentioned in last month's report, we have been able to secure two additional completion rigs, thus allowing well completions to proceed in a more efficient manner. During the past 30 days, we have completed the Fuller #8, #11 and #12 wells and the State #36-1 well. Some of these wells are producing and others have only been perforated and tested for gas production and are not yet producing gas because the gathering line has not been finished.

Washington County, Colorado
---------------------------

     Interpretation of the first 38 square miles of seismic data has identified numerous "J" sand structures, "D" sand channels and shallow Niobrara locations. Processing of the remaining 40 square miles of seismic data has been completed, and interpretation is anticipated to be available in time for next month's report. We expect to begin a very active drilling program in Washington County by the end of this month.

Laramie County, Wyoming
-----------------------

     We currently believe that the Gross #1 well will be completed by approximately the middle of this month. We have also evaluated the deeper "J" sand that was drilled vertically prior to horizontal drilling in the Niobrara and have identified a potential discovery that will be tested by the drilling of a new well.

Deerlick Creek Field - Tuscaloosa, Alabama
------------------------------------------

Numerous well locations have been staked and permitted. A rig has been contracted and we expect to begin drilling infill wells continuously on or about May 15, 2004.

Mosser Dome - Yellowstone County, Montana
-----------------------------------------

     We anticipate that drilling will be underway on an initial test well by the first week of May 2004.

Appalachian Properties - Southwest Pennsylvania
-----------------------------------------------

     We completed the sale of our Appalachian properties to Castle Energy Corporation on March 31, 2004. The details of the transaction are described in our Current Report on Form 8-K dated March 8, 2004.


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Other Areas of Operation
------------------------

The status of our activities in other geographic areas has not changed significantly since the February 2004 operations update.

Forward-Looking Statements
--------------------------

     This Report contains forward-looking statements, within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "estimate," "anticipate," "project," "predict," "plan," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. The expectations reflected in forward-looking statements may prove to be incorrect. In addition, the factors discussed in our periodic reports, proxy statements and other documents filed with the Securities and Exchange Commission warn of risks or uncertainties associated with future results, events or circumstances, identify factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements and should be read in conjunction with this Report. We do not undertake, and specifically disclaim any obligation, to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DELTA PETROLEUM CORPORATION
                                      (Registrant)



Date:  April 13, 2004                 By: /s/ Roger A. Parker
                                          -----------------------------
                                          Roger A. Parker, President













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